Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No. 14 to the Schedule 13D originally filed on August 16, 2007 (including additional amendments thereto) with respect to the Common Stock of The Steak n Shake Company.  This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: August 24, 2009	THE LION FUND, L.P.

	By:	Biglari Capital Corp. General Partner

	By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

WESTERN ACQUISITIONS L.P.

By:	Western Investments Inc. General Partner

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

WESTERN INVESTMENTS INC.

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

WESTERN SIZZLIN CORP.

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

MUSTANG CAPITAL PARTNERS I, LP

By:	Mustang Capital Advisors, LP Investment Manager and General Partner

By:	Mustang Capital Management, LLC General Partner

By:	/s/ Sardar Biglari
Sardar Biglari as Attorney-In-Fact for John K. H. Linnartz, Managing Member

MUSTANG CAPITAL PARTNERS II, LP

By:	Mustang Capital Advisors, LP Investment Manager and General Partner

By:	Mustang Capital Management, LLC General Partner

By:	/s/ Sardar Biglari
Sardar Biglari as Attorney-In-Fact for John K. H. Linnartz, Managing Member

MUSTANG CAPITAL ADVISORS, LP

By:	Mustang Capital Management, LLC General Partner

By:	/s/ Sardar Biglari
Sardar Biglari as Attorney-In-Fact for John K. H. Linnartz, Managing Member

MUSTANG CAPITAL MANAGEMENT, LLC

By:	/s/ Sardar Biglari
Sardar Biglari as Attorney-In-Fact for John K. H. Linnartz, Managing Member

/s/ Sardar Biglari
SARDAR BIGLARI as Attorney-In-Fact for John K. H. Linnartz

WESTERN MUSTANG HOLDINGS LLC

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI As Attorney-In-Fact for Philip L. Cooley

/s/ Sardar Biglari
SARDAR BIGLARI As Attorney-In-Fact for Jonathan Dash

DASH ACQUISITIONS LLC

By:	/s/ Sardar Biglari
SARDAR BIGLARI As Attorney-In-Fact for Jonathan Dash, President